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                                                                   EXHIBIT 10.6

TO:    McAst Inc.
FROM:  Dale E. Frey
RE:    Recruiting Agreement
DATE:  May 1, 1995

D.E. Frey & Company, Inc. would like to enter into an agreement with McAst, Inc. to recruit registered representatives into the firm. For the service we offer the following:

A) Either 5% of the registered representative's gross commission revenues received by D.E. Frey & Company, Inc. after affiliation and NASD approval in months 4 through 15, or 50% of the amount D.E. Frey & Company, Inc. receives on such gross commission revenues over this same period of time, whichever is less.

B) Either 3% of the registered representative's gross commission revenues received by D.E. Frey & Company, Inc. in months 16 through 27, or 30% of the amount D.E. Frey & Company, Inc. receives on such gross commission revenues over this same period of time, whichever is less.

C) Either 1% of the registered representative's gross commission revenues received by D.E. Frey & Company, Inc. in months 28 through 39, or 10% of the amount D.E. Frey & Company, Inc. receives on such gross commission revenues over this same period time, whichever is less.

D) Either 1/2 of 1% of the registered representative's gross commission revenues received by D.E. Frey & Company, Inc. in months 40 as long as registered representative is affiliated with D.E. Frey & Company, Inc., or 5% of the amount D.E. Frey & Company, Inc. receives on such gross commission revenues over the same period of time, whichever is less.

E) D.E. Frey & Company, Inc. is not responsible for any of McAst, Inc. operating expenses (I.E. travel, entertainment, meals, lodging, etc.).

F) McAst, Inc. will be paid each month their share of the gross commission revenues.

If the above is acceptable please sign and return to D.E. Frey & Company, Inc. to the attention of Dale E. Frey.

/s/ Dale E. Frey                           /s/ Bill Tennison
____________________________               _____________________________
Dale E. Frey                               Bill Tennison
Chairman                                   McAst, Inc.
Chief Executive Officer

                                           /s/ James Sarkauskas
                                           _____________________________
                                           James Sarkauskas
                                           McAst, Inc.

/s/ Dick McAllaster
____________________________
Dick McAllaster                            /s/ Mike Robertson
McAst, Inc.                                _____________________________
                                           Mike Robertson
                                           McAst, Inc.